UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 13, 2024

Date of Report (Date of earliest event reported)

AIRSHIP AI HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40222	93-4974766
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8210 154th Ave NE Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 462-4250

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AISP	The Nasdaq Stock Market LLC
Warrants	AISPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Airship AI Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on December 13, 2024. The results of the Annual Meeting are set forth below.

As of November 4, 2024, the record date, there were 26,954,871 shares of common stock outstanding eligible to vote at the meeting. Proxies representing 18,885,103 shares were received, or approximately 70% of the shares issued and outstanding and entitled to vote at the meeting; therefore, a quorum was present.

Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on November 12, 2024.

Proposal No. 1 - To elect five directors to serve on the Board until the 2025 Annual Meeting of Stockholders.

The five director nominees proposed by the Company’s Board of Directors were each re-elected to serve on the Board until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The final voting results for each nominee were as follows:

1	Election of Directors - Victor Huang	For	14,403,644
		Withheld	68,950
		Broker Non-Votes	4,412,509
2	Election of Directors - Derek Xu	For	14,319,571
		Withheld	153,023
		Broker Non-Votes	4,412,509
3	Election of Directors - Peeyush Ranjan	For	13,372,739
		Withheld	1,099,855
		Broker Non-Votes	4,412,509
4	Election of Directors - Louis Lebedin	For	14,396,254
		Withheld	76,340
		Broker Non-Votes	4,412,509
5	Election of Directors - Amit Mital	For	13,922,064
		Withheld	550,530
		Broker Non-Votes	4,412,509

Proposal No. 2 - To ratify the appointment of BPM, LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

Stockholders voted to ratify the appointment of BPM, LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results were as follows:

2	Ratification of BPM LLP as the Independent Registered Public Accounting Firm	For	18,418,576
		Against	218,579
		Withheld	247,948

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2024

AIRSHIP AI HOLDINGS, INC.

	By:	/s/ Victor Huang
	Name:	Victor Huang
	Title:	Chief Executive Officer

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